Events Subsequent to the Balance Sheet Date (Details) - Forecast [Member] - USD ($)		3 Months Ended
	Aug. 18, 2025	Sep. 30, 2025
Events Subsequent to the Balance Sheet Date [Line Items]
Sale of ordinary shares		315,490
Gross proceeds		$ 446,892
Effective improvement in treatment description	In the overall modified intention-to-treat (mITT) population, improvements across all efficacy and secondary endpoints, including 24% reduction in knee pain and 26% improvement in knee function, were observed in the AllocetraTM treatment arm vs placebo; moreover, 72% reduction in knee pain and 95% improvement in knee function were observed for age-related primary osteoarthritis patients compared with placebo – a substantial, clinically meaningful and statistically significant effect in commonly used Phase III primary endpoints for knee osteoarthritis clinical trials